Exhibit 99.2  Unaudited Supplemental Financial Information

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                                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (dollar amounts in thousands, except per share amounts)
                                                               UNAUDITED


                                                    Thirteen weeks ended                          Twenty-six weeks Ended
                                          ----------------------------------------      -------------------------------------------
                                             July 31, 2004        August 2, 2003           July 31, 2004          August 2, 2003
                                          ------------------    ------------------      -------------------    --------------------
                                             Amount  % Sales       Amount  % Sales          Amount  % Sales       Amount  % Sales
-----------------------------------------------------------------------------------------------------------------------------------
Merchandise Sales                          $ 488,716     82.4    $ 451,285     81.2      $  949,597     81.9   $  862,417     80.8
Service Revenue                              104,710     17.6      104,745     18.8         209,962     18.1      204,523     19.2
-----------------------------------------------------------------------------------------------------------------------------------
Total Revenues                               593,426    100.0      556,030    100.0       1,159,559    100.0    1,066,940    100.0
-----------------------------------------------------------------------------------------------------------------------------------
Costs of Merchandise Sales                   345,894     70.8      344,903     76.4         669,948     70.6      635,243     73.7
Costs of Service Revenue                      80,256     76.6       80,881     77.2         158,367     75.4      155,653     76.1
-----------------------------------------------------------------------------------------------------------------------------------
Total Costs of Revenues                      426,150     71.8      425,784     76.6         828,315     71.4      790,896     74.1
-----------------------------------------------------------------------------------------------------------------------------------
Gross Profit from Merchandise Sales          142,822     29.2      106,382     23.6         279,649     29.4      227,174     26.3
Gross Profit from Service Revenue             24,454     23.4       23,864     22.8          51,595     24.6       48,870     23.9
-----------------------------------------------------------------------------------------------------------------------------------
Total Gross Profit                           167,276     28.2      130,246     23.4         331,244     28.6      276,044     25.9
-----------------------------------------------------------------------------------------------------------------------------------
Selling, General and
 Administrative Expenses                     136,694     23.0      143,049     25.7         266,256     23.0      290,826     27.3
-----------------------------------------------------------------------------------------------------------------------------------
Operating Profit (Loss)                       30,582      5.2      (12,803)    (2.3)         64,988      5.6      (14,782)    (1.4)
Non-operating Income                             470      0.0          851      0.1           1,062      0.1        1,901      0.2
Interest Expense                               7,800      1.3        9,603      1.7          17,098      1.5       20,304      1.9
-----------------------------------------------------------------------------------------------------------------------------------
Earnings (Loss) from Continuing Operations
 Before Income Taxes and Cumulative Effect
 of Change in Accounting Principle            23,252      3.9      (21,555)    (3.9)         48,952      4.2      (33,185)    (3.1)

Income Tax Expense (Benefit)                   8,603     37.0       (7,976)    37.0          18,112     37.0      (12,279)    37.0
-----------------------------------------------------------------------------------------------------------------------------------
Net Earnings (Loss) from Continuing
 Operations Before Cumulative Effect of
 Change in Accounting Principle               14,649      2.5      (13,579)    (2.4)         30,840      2.6      (20,906)    (2.0)

Discontinued Operations, Net of Tax             (852)    (0.2)     (22,802)    (4.1)         (1,383)    (0.1)     (22,208)    (2.1)

Cumulative Effect of Change in
 Accounting Principle, Net of Tax                  -      0.0            -      0.0               -      0.0       (2,484)    (0.2)
-----------------------------------------------------------------------------------------------------------------------------------
Net Earnings (Loss)                           13,797      2.3      (36,381)    (6.5)         29,457      2.5      (45,598)    (4.3)

Retained Earnings, beginning of period       588,172               617,798                  577,793               630,847
Cash Dividends                                (3,915)               (3,491)                  (7,813)               (6,978)
Effect of Stock Options                         (818)               (6,477)                  (2,201)               (6,548)
Dividend Reinvestment Plan                         -                   (46)                       -                  (320)
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings, end of period           $ 597,236             $ 571,403                $ 597,236             $ 571,403
-----------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) Per Share:
 Net Earnings (Loss) From Continuing
  Operations Before Cumulative Effect
  of Change in Accounting Principle        $    0.25             $   (0.26)               $    0.55            $    (0.40)

 Discontinued Operations,Net of Tax            (0.01)                (0.44)                   (0.03)                (0.43)

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                 -                     -                        -                 (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) Per Share            $    0.24             $   (0.70)               $    0.52            $    (0.88)
-----------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) Per Share:
 Net Earnings (Loss) From Continuing Operations
  Before Cumulative Effect of Change
  in Accounting Principle                  $    0.23             $   (0.26)               $    0.50            $    (0.40)

 Discontinued Operations, Net of Tax           (0.01)                (0.44)                   (0.02)                (0.43)

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                 -                     -                        -                 (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) per Share          $    0.22             $   (0.70)               $    0.48            $    (0.88)
-----------------------------------------------------------------------------------------------------------------------------------
Cash Dividends per Share                   $  0.0675             $  0.0675                $  0.1350            $   0.1350
-----------------------------------------------------------------------------------------------------------------------------------

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                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                            (dollar amounts in thousands, except per share amounts)
                                                 UNAUDITED

                                                                   July 31, 2004       Jan. 31, 2004*       Aug. 2, 2003
-------------------------------------------------------------------------------------------------------------------------

ASSETS
 Current Assets:
   Cash and cash equivalents                                          $   83,893          $   60,984         $   68,095
   Accounts receivable, net                                               40,355              30,562             24,405
   Merchandise inventories                                               596,451             553,562            506,510
   Prepaid expenses                                                       32,714              39,480             29,430
   Deferred income taxes                                                  10,645              20,826             32,623
   Other                                                                  76,113              81,096             51,505
   Assets held for disposal                                                3,118              16,929             21,900
------------------------------------------------------------------------------------------------------------------------
      Total Current Assets                                               843,289             803,439            734,468
------------------------------------------------------------------------------------------------------------------------
 Property and Equipment-at cost:
   Land                                                                  263,199             263,907            264,121
   Buildings and improvements                                            908,139             899,114            892,927
   Furniture, fixtures and equipment                                     596,497             586,607            592,213
   Construction in progress                                               19,255              12,800             26,886
------------------------------------------------------------------------------------------------------------------------
                                                                       1,787,090           1,762,428          1,776,147
   Less accumulated depreciation and amortization                        806,867             776,242            761,687
------------------------------------------------------------------------------------------------------------------------
      Property and Equipment - Net                                       980,223             986,186          1,014,460
------------------------------------------------------------------------------------------------------------------------
 Other                                                                    52,526              51,398             56,913
------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                         $1,876,038          $1,841,023         $1,805,841
------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
   Accounts payable                                                   $  335,890          $  342,584         $  319,223
   Accrued expenses                                                      244,831             267,565            267,356
   Current maturities of long-term debt and obligations
     under capital leases                                                147,258             117,063             72,362
------------------------------------------------------------------------------------------------------------------------
      Total Current Liabilities                                          727,979             727,212            658,941
------------------------------------------------------------------------------------------------------------------------
 Long-term debt and obligations under capital leases,
   less current maturities                                               144,727             258,016            314,711
 Convertible long-term debt, less current maturities                     150,000             150,000            150,000
 Other long-term liabilities                                              28,492              28,802             28,924
 Deferred income taxes                                                    68,013              57,492             42,894
 Deferred gain on sale leaseback                                              59               3,907              4,324
 Commitments and Contingencies
 Stockholders' Equity:
   Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 68,557,041,
       Issued 63,910,577 and Issued 63,910,577 shares                     68,557              63,911             63,911
   Additional paid-in capital                                            284,465             177,317            177,244
   Retained earnings                                                     597,236             577,793            571,403
   Common stock subscriptions receivable                                    (144)                  -                  -
   Accumulated other comprehensive income (loss)                           1,098                 (15)             3,749
------------------------------------------------------------------------------------------------------------------------
                                                                         951,212             819,006            816,307

 Less cost of shares in treasury - 8,372,727 shares,
   8,928,159 shares and 9,352,311 shares                                 135,180             144,148            150,996
 Less cost of shares in benefits trust - 2,195,270 shares                 59,264              59,264             59,264
------------------------------------------------------------------------------------------------------------------------
      Total Stockholders' Equity                                         756,768             615,594            606,047
------------------------------------------------------------------------------------------------------------------------
 Total Liabilities and Stockholders' Equity                           $1,876,038          $1,841,023         $1,805,841
------------------------------------------------------------------------------------------------------------------------
* Taken from the audited financial statements at January 31, 2004.

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                                         THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (dollar amounts in thousands)
                                                             UNAUDITED



Twenty-six Weeks Ended                                                        July 31, 2004     August, 2, 2003
----------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
     Net earnings (loss)                                                        $   29,457           $ (45,598)
     Net loss from discontinued operations                                          (1,383)            (22,208)
----------------------------------------------------------------------------------------------------------------
     Net earnings (loss) from continuing operations                                 30,840             (23,390)
     Adjustments to Reconcile Net Earnings (Loss) from Continuing
       Operations to Net Cash Provided by Continuing Operations:
        Cumulative effect of change in accounting principle, net of tax                  -                2,484
        Depreciation and amortization                                               33,712               35,271
        Accretion of asset disposal obligation                                          71                   90
        Stock compensation expense                                                     847                    -
        Deferred income taxes                                                       20,553              (38,959)
        Deferred gain on sale lease back                                              (119)                  (8)
        Loss on asset impairment                                                         -                2,121
        Loss from sales of assets                                                      386                   34
     Changes in Operating Assets and Liabilities:
        Decrease in accounts receivable, prepaid expenses and other                  5,028                9,289
        Increase in merchandise inventories                                        (42,889)             (17,628)
        (Decrease) increase in accounts payable                                     (3,493)             119,170
        (Decrease) increase in accrued expenses                                    (22,554)              40,593
        (Decrease) increase in other long-term liabilities                            (310)               3,768
----------------------------------------------------------------------------------------------------------------
     Net cash provided by continuing operations                                     22,072              132,835
     Net cash (used in) provided by discontinued operations                         (1,728)               4,591
----------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                           20,344              137,426
----------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities:
     Capital expenditures                                                          (28,830)             (21,420)
     Proceeds from sales of assets                                                   1,453                  806
     Proceeds from sales of assets held for disposal                                10,532                1,146
----------------------------------------------------------------------------------------------------------------
Net Cash Used in Investing Activities                                              (16,845)             (19,468)
----------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
     Net borrowings under line of credit agreements                                    137                1,441
     Repayments of short-term borrowings                                           (7,216)                   -
     Reduction of long-term debt                                                   (84,425)             (91,427)
     Other                                                                           3,283                 (400)
     Dividends paid                                                                 (7,813)              (6,978)
     Proceeds from issuance of common stock                                        108,854                    -
     Proceeds from exercise of stock options                                         6,049                4,085
     Proceeds from dividend reinvestment plan                                          541                  646
----------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                                 19,410              (92,633)
----------------------------------------------------------------------------------------------------------------
Net Increase in Cash                                                                22,909               25,325
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at Beginning of Period                                    60,984               42,770
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                                       $  83,893            $  68,095
----------------------------------------------------------------------------------------------------------------

Non-cash financing activities:
     Equipment Capital Leases                                                    $   1,413            $       -
----------------------------------------------------------------------------------------------------------------

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                                  THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                 COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                         (in thousands, except per share data)
                                                       UNAUDITED


                                                                Thirteen weeks ended                  Twenty-six weeks ended
                                                        -----------------------------------    ----------------------------------
                                                        July 31, 2004       August 2, 2003      July 31, 2004      August 2, 2003
                                                        --------------      ---------------    --------------      --------------
(a)  Net earnings (loss) from continuing operations
     before cumulative effect of change in
     accounting principle                                  $ 14,649           $ (13,579)        $   30,840           $ (20,906)

     Adjustment for interest on convertible senior
       notes, net of income tax effect                        1,001                   -              2,003                   -
---------------------------------------------------------------------------------------------------------------------------------
(b)  Adjusted net earnings (loss) from continuing
       operations before cumulative effect
       of change in accounting principle                   $ 15,650           $ (13,579)        $   32,843           $ (20,906)
---------------------------------------------------------------------------------------------------------------------------------

(c)  Average number of common shares outstanding
       during period                                         57,875              51,816             56,410              51,733

     Common shares assumed issued upon conversion of
       convertible senior notes                                                       -              6,697                   -
                                                              6,697
     Common shares assumed issued upon exercise
       of dilutive stock options, net of assumed
       repurchase, at the average market price                1,749                   -              1,847                   -
---------------------------------------------------------------------------------------------------------------------------------
(d)  Average number of common shares assumed
       outstanding during period                             66,321              51,816             64,954              51,733
---------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) per Share:

     Net Earnings (Loss) From Continuing Operations
       Before Cumulative Effect of Change in
       Accounting Principle (a/c)                          $   0.25           $   (0.26)        $     0.55          $    (0.40)

     Discontinued Operations, Net of Tax                      (0.01)              (0.44)             (0.03)              (0.43)

     Cumulative Effect of Change in
       Accounting Principle, Net of Tax                           -                   -                  -               (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) Per Share                            $   0.24           $   (0.70)        $     0.52          $    (0.88)
---------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) Per Share:

     Net Earnings (Loss) from Continuing Operations
       Before Cumulative Effect of Change in
       Accounting Principle (b/d)                          $   0.23           $   (0.26)        $     0.50          $    (0.40)

     Discontinued Operations, Net of Tax                      (0.01)              (0.44)             (0.02)              (0.43)

     Cumulative Effect of Change in
       Accounting Principle, Net of Tax                           -                   -                  -               (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) Per Share                          $   0.22           $   (0.70)       $      0.48          $    (0.88)
---------------------------------------------------------------------------------------------------------------------------------

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

                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended                      Twenty-six weeks ended
                                                  --------------------------------------     --------------------------------------
                                                    July 31, 2004        August 2, 2003         July 31, 2004       August 2, 2003
                                                  -----------------    -----------------     -----------------    -----------------
 Capital expenditures                               $      21,147         $     12,855         $      28,830        $      21,420

 Depreciation and amortization                      $      16,937         $     17,433         $      33,712        $      35,271

 Non-operating income:
     Net rental revenue                             $         474         $        678         $         848        $       1,550
     Investment income                                        111                  125                   348                  263
     Other (loss) income                                     (115)                  48                  (134)                  88
                                                   ----------------     ----------------      ----------------    -----------------
                  Total                             $         470         $        851         $       1,062        $       1,901
                                                   ================     ================      ================    =================

 Comparable store sales percentages:
     Merchandise                                              8.4 %               -2.1 %                10.3 %               -4.2 %
     Service                                                  0.0                  0.8                   2.8                 -0.4
     Total                                                    6.9                 -1.6                   8.8                 -3.5


Total square feet of retail space (including service centers)                                     12,206,785           12,217,210

Total Store Count                                                                                        595                  596


Charges relating to Corporate Restructuring are included in:

     Costs of Merchandise Sales                     $         468         $     26,605
     Costs of Service Revenue                                 156                  625
     Selling, General & Administrative Expenses                 -                5,974
                                                    ---------------       --------------
           Total pretax charges                               624               33,204
           Income tax (benefit) expense                      (231)             (12,285)
                                                    ---------------       --------------
           Subtotal charges, net of tax             $         393         $     20,919
           Discontinued operations, net of tax                852               22,802
                                                    ---------------       --------------
           Total charges, net of tax                $       1,245         $     43,721
                                                    ===============       ==============

Charges relating to other charges
are included in:

     Costs of Merchandise Sales                     $           -         $      2,947
     Costs of Service Revenue                               1,053                2,455
     Selling, General & Administrative Expenses             3,545                9,175
                                                    ---------------       --------------
           Total pretax charges                             4,598               14,577
           Income tax expense                               1,701                5,393
                                                    ---------------       --------------
           Total charges, net of tax                $       2,897         $      9,184
                                                    ===============       ==============



Selected Financial Data
     (adjusted for charges above):

     Gross Profit from Merchandise Sales            $     143,290         $    135,934

     Gross Profit from Service Revenue              $      25,663         $     26,944

     Selling, General & Administrative Expenses     $     133,149         $    127,900


Selected Percentage to Sale
     (adjusted for charges above):

     Gross Profit from Merchandise Sales                 29.32 %              30.12 %

     Gross Profit from Service Revenue                   24.51 %              25.72 %

     Selling, General & Administrative Expenses          22.44 %              23.00 %


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

                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended                       Twenty-six weeks ended
                                                  ------------------------------------    -----------------------------------------
                                                    July 31, 2004        August 2, 2003         July 31, 2004       August 2, 2003
                                                  -----------------    -----------------     -----------------    -----------------

Revenues and Gross Profit by Line of Business(A):

     Retail Revenues                               $      359,613         $    307,955         $     696,662        $     594,308
     Service Center Revenues                              233,813              248,075               462,898              472,632
                                                   ---------------      ---------------       ----------------    -----------------
           Total Revenues                          $      593,426         $    556,030         $   1,159,560        $   1,066,940
                                                   ===============      ===============       ================    =================


     Gross Profit from Retail Revenues             $      100,962         $     64,458         $     199,462        $     141,766
     Gross Profit from Service Center Revenues             66,314               65,788               131,782              134,278
                                                   ---------------      ---------------        ---------------    -----------------
           Total Gross profit                      $      167,276         $    130,246               331,244        $     276,044
                                                   ===============      ===============        ===============    =================



Charges relating to Corporate Restructuring are included in:

     Costs from Retail Revenues                     $         468         $     18,691
     Costs from Service Center Revenues                       156                8,539
                                                    --------------        -------------
     Total Cost of Revenues                         $         624         $     27,230
                                                    ==============        =============
Charges relating to other charges
are included in:

     Costs from Retail Revenues                     $           -         $      2,947
     Costs from Service Center Revenues                     1,053                2,455
                                                    --------------        -------------
     Total Cost of Revenues                         $       1,053         $      5,402
                                                    ==============        =============


Revenues and Gross Profit by Line of Business Adjusted for Charges above (A):

     Retail Revenues                                $     359,613         $    307,955
     Service Center Revenues                              233,813              248,075
                                                    --------------        -------------
          Total Revenues                            $     593,426         $    556,030
                                                    ==============        =============

     Gross Profit from Retail Revenues              $     101,430         $     86,096
     Gross Profit from Service Center Revenues             67,523               76,782
                                                    --------------        -------------
          Total Gross Profit                        $     168,953         $    162,878
                                                    ==============        =============


Comparable Sales Percentages (A):

Retail Revenues                                              16.7 %
Service Center Revenues                                      -5.3
Total Revenues                                                6.9

Gross Profit Percentage by Line of Business Adjusted for Charges above (A):

Gross Profit Percentage from Retail Revenues                 28.2 %               28.0 %
Gross Profit Percentage from Service Center Revenues         28.9 %               31.0 %
                                                        ----------           ----------
Total Gross Profit Percentage                                28.5 %               29.3 %
                                                        ==========           ==========


(A) Retail Revenues include revenues from DIY and Commercial sales.  Service Center Revenues include revenues from labor and installed parts and tires.

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